UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 1, 2003
                                                           ------------



                                 FIND/SVP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



New York                             0-15152                 13-2670985
------------------------      ------------------------       -------------------
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)



              625 Avenue of the Americas, New York, New York 10011
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



        Registrant's telephone number, including area code (212) 645-4500
                                                           --------------



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Item 2.           ACQUISITION OF ASSETS

Tel Tech Acquisition

         As of July 1, 2003, TTech Acquisition Corp. (the "Company"), a subsidiary of Find/SVP, Inc. (the "Parent") purchased from Sopheon Corporation (the "Seller") assets and assumed certain specified liabilities of the Seller's Tel Tech business unit ("Tel Tech") pursuant to the terms of an Amended and Restated Asset Purchase Agreement dated as of June 25, 2003, among the Company, the Parent, the Seller, and Sopheon PLC (the "Seller Parent") (the "Purchase Agreement"). Tel Tech is a provider of custom research and information services. Tel Tech focuses on Research and Development and Engineering Departments of larger corporations.

         The consideration for this acquisition consisted, among other things, of the following:

         o Approximately $3,754,000 paid in cash (including transaction costs)

         o 32,700 unregistered shares of the Parent's common stock (the "Parent's Stock"). The Parent's Stock was placed in escrow to secure the indemnification obligations of the Sellers set forth in the Purchase Agreement through June 25, 2004, pursuant to an escrow agreement among the Seller, the Seller Parent, the Company, the Parent and Kane Kessler, P.C. (the "Escrow Agreement").

         o An amount of up to a maximum of $400,000 may become payable by the Company to the Seller if certain customer subscription renewal goals, as defined in the Purchase Agreement, are attained.

         The acquisition was funded at closing as follows:

         o        The Parent's available cash resources

         o A private placement whereby the Parent raised $2,350,000 through the issuance of 1,598,685 shares of its common stock and warrants to purchase 799,293 shares of its common stock (the "Private Placement Warrants"). The Private Placement Warrants are immediately exercisable for a period of three years up to and including the close of business on July 11, 2006, after which, the Private Placement Warrants expire. The Private Placement Warrants have an exercise price of $1.47 per share, subject to adjustment for (i) any stock dividend or distribution of shares of the Parent's capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) the subdivision of the Parent's outstanding shares of Common Stock; (iii) the combination of the Parent's outstanding shares of Common Stock into a smaller number of shares; or (iv) the issuance, by reclassification, of the Parent's shares of Common Stock to any shares of capital stock of the Parent.

         o The receipt of $476,000 (net of financing costs) from Petra Mezzanine Fund, L.P. ("Petra") in the form of a promissory note and warrant.

         For information concerning the financing of this acquisition, see "Other Events - Financing with Petra Mezzanine Fund, L.P.".



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


         Copies of the Purchase Agreement and the Escrow Agreement are attached to this report as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Purchase Agreement and the Escrow Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of such documents.


Item 5.           OTHER EVENTS

Financing with Petra Mezzanine Fund, L.P.

         This acquisition was financed at closing by the receipt of $476,000 (net of financing costs) obtained from Petra in connection with (a) a promissory note with a $500,000 face value (the "Second Note") and (b) the issuance of a warrant to purchase 70,000 shares of the Parent's common stock, at an excerise price of $.01 per share, subject to adjustment for reorganization or distribution of common stock, or the issuance of convertible or option securities (the "Second Warrant"). The Second Note represents financing in addition to a $3,000,000 promissory note dated April 1, 2003 between the Parent and Petra (the "Original Note"). Both the Original Note and Second Note are secured under the terms of an amended loan agreement dated July 2, 2003 between the Parent and Petra which grants a security interest in substantially all of the assets of the Parent(the "Amended Loan Agreement").

         The Second Note was issued pursuant to the Amended Loan Agreement. Interest accrues on the outstanding principal balance of the Second Note at the rate of 13.5% per year, and is due and payable monthly. Principal payments in the amount of $42,000 are due and payable quarterly, with the first installment being payable on March 31, 2006, and subsequent installments being payable on each succeeding third (3rd) month thereafter until April 1, 2008, at which time the remaining outstanding principal balance, together with all accrued and unpaid interest, shall be due and payable in full. The Parent has the right to prepay the Second Note in whole or in part, at any time and from time to time, without premium or penalty. The Second Note is secured by a second lien and security interest on substantially all of the assets of each of the Parent, Company and Guideline Research Corp. (together with its subsidiaries) ("Guideline") pursuant to certain amended security agreements executed and delivered by the Parent, Company, and Guideline in favor of Petra (collectively, the "Amended Security Agreements").

         The Amended Loan Agreement also contains customary covenants setting forth terms and conditions applicable to certain aspects of the Parent's conduct of its business. The Amended Loan Agreement also contains certain financial covenants related to the Parent's "fixed charge coverage" and "funded indebtedness to EBITDA" ratios. Upon the occurrence of any event of default described in the Amended Loan Agreement, the indebtedness evidenced by the Original Note and Second Note shall be immediately due and payable in full.



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         In connection with the Amended Loan Agreement, the Parent issued to
Petra the Second Warrant. The Second Warrant is immediately exercisable, and, for a four-year period commencing April 1, 2009, Petra shall have the right to cause the Parent to use commercially reasonable efforts to complete a private placement to sell the shares of the Parent's common stock issuable upon exercise of the Second Warrant (the "Second Warrant Shares") to one or more third parties at a price equal to the fair market value of the Second Warrant Shares as defined in the Second Warrant. The Second Warrant expires on April 1, 2013.

         The Parent also amended an investor rights agreement (the "Amended Investor Rights Agreement") dated July 2, 2003 among Petra, David Walke (the "Parent's Chief Executive Officer"), and Martin Franklin, a director of the Parent, pursuant to which, among other things, Petra was granted certain rights with respect to common stock issuable upon conversion of the Second Warrant. The Amended Investor Rights Agreement also provides Petra with certain registration, demand, piggyback and co-sale rights.


         Copies of the Second Note, Amended Loan Agreement, Amended Security Agreements, Amended Guaranty Agreement by the Parent, Company, and Guideline in favor of Petra (the "Amended Guaranty Agreement"), the Second Warrant, and the Amended Investor Rights Agreement are attached to this report as Exhibit 10.3 through 10.9, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Second Note, Amended Loan Agreement, Amended Security Agreements, Amended Guaranty Agreement, the Second Warrant, and the Amended Investor Rights Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Second Note, Amended Loan Agreement, Amended Security Agreements, Amended Guaranty Agreement, the Second Warrant, and the Amended Investor Rights Agreement.

Amendment to Financing Arrangements with JPMorgan Chase Bank

         On July 2, 2003, the Parent further amended its existing amended and restated term note (the "Term Note Amendment") and further amended its existing amended and restated senior grid note (the "Grid Note Amendment", and together with the Term Note Amendment, the "Note Amendments"). The Note Amendments include (i) the Company in the definition of guarantors and; (ii) the definition of subordinated debt was amended to include the Second Note.

         On July 2, 2003, the Parent, the Company, Guideline, Petra, and JPMorgan Chase Bank amended the subordination agreement, dated April 1, 2003, (the "First Amendment to Subordination Agreement") by (i) including the Company in the definition of guarantors and debtor parties; (ii) amending the definition of subordinated note in the First Amendment to Subordination Agreement to include the Second Note; (iii) reflecting in Section 7 of the subordination agreement the increase in the life insurance policy of the Parent's Chief Executive Officer from $3,000,000 to $3,500,000; (iv) making the Company a party to the subordination



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agreement as a guarantor and debtor; and (v) making Advanced Analytics, Inc., a subsidiary of Guideline, a party to the subordination agreement.

         Also on July 2, 2003, the Company guaranteed the payment of all obligations of the Parent to JPMorgan Chase Bank by executing (i) a security agreement, granting a first lien and security interest on substantially all of its assets (the "Subsidiary Security Agreement"); and (ii) a guaranty agreement (the "Guaranty Agreement"), guaranteeing the Parent's payment and performance obligations under the term note and the line of credit.

         Copies of the Note Amendments, First Amendment to Subordination Agreement, Subsidiary Security Agreement, and Guaranty Agreement are attached to this report as Exhibit 10.10 through Exhibit 10.14, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Note Amendments, First Amendment to Subordination Agreement, Subsidiary Security Agreement, and Guaranty Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Note Amendments, First Amendment to Subordination Agreement, Subsidiary Security Agreement, and Guaranty Agreement.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of Business Acquired.

         The financial statements required in this Form 8-K will be filed by amendment on or before September 15, 2003.

                  (b) Pro Forma Financial Information.

         The pro forma financial information required in this Form 8-K will be filed by amendment on or before September 15, 2003.

                  (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit           Description
-------           -----------

10.1 Amended and Restated Asset Purchase Agreement, dated as of June 25, 2003, by and between TTech Acquisition Corp., Find/SVP, Inc., Sopheon Corporation, and Sopheon PLC

10.2 Escrow Agreement, dated as of July 1, 2003, by and between TTech Acquisition



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Exhibit           Description
-------           -----------

                  Corp., Find/SVP, Inc., Sopheon Corporation, Sopheon PLC, and U.S. BANK NATIONAL ASSOCIATION

10.3 Promissory Note, dated as of July 2, 2003, made by Find/SVP, Inc. in favor of Petra Mezzanine Fund, L.P.

10.4 Amended and Restated Loan Agreement, dated July 2, 2003, by and between Petra Mezzanine Fund, L.P. and Find/SVP, Inc.

10.5 First Amendment to Security Agreement, dated July 2, 2003, by and between Find/SVP, Inc. and Petra Mezzanine Fund, L.P.

10.6 Amended and Restated Security Agreement, dated July 2, 2003, by and between Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc., Guideline Consulting Corp., and TTech Acquisition Corp. in favor of Petra Mezzanine Fund, L.P.

10.7 Amended and Restated Guaranty Agreement, dated July 2, 2003, by and between Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc., Guideline Consulting Corp., and TTech Acquisition Corp. in favor of Petra Mezzanine Fund, L.P.

10.8 Stock Purchase Warrant issued as of July 2, 2003, by Find/SVP, Inc. to Petra Mezzanine Fund, L.P.

10.9 Amendment No. 1 to Investor Rights Agreement, dated as of July 2, 2003, by and among Find/SVP, Inc., Petra Mezzanine Fund, L.P., Martin E. Franklin and David Walke

10.10 Amendment No. 1 to Amended And Restated Term Promissory Note, dated as of July 2, 2003, made by Find/SVP, Inc. in favor of JPMorgan Chase Bank

10.11 Amendment No. 1 to Amended And Restated Senior Grid Promissory Note, dated as of July 2, 2003, made by Find/SVP, Inc. in favor of JPMorgan Chase Bank

10.12 First Amendment to Subordination Agreement, dated July 2, 2003, by and among Petra Mezzanine Fund, L.P., Find/SVP, Inc., Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc., Guideline Consulting Corp., and TTech Acquisition Corp., and JPMorgan Chase Bank



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Exhibit           Description
-------           -----------

10.13 Subsidiary Security Agreement, dated as of July 2, 2003, made by TTech Acquisition Corp. in favor of JPMorgan Chase Bank

10.14 Subsidiary Guaranty Agreement, dated as of July 2, 2003, made by TTech Acquisition Corp. in favor of JPMorgan Chase Bank

99.1              Press Release of Find/SVP, Inc., dated June 26, 2003

99.2              Press Release of Find/SVP, Inc., dated July 3, 2003










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 16, 2003

                                            FIND/SVP, INC.



                                         By: /s/ David Walke
                                             -----------------------------
                                             Name:  David Walke
                                             Title: Chief Executive Officer



                                         By: /s/ Peter M. Stone
                                             -----------------------------
                                             Name:  Peter M. Stone
                                             Title: Chief Financial Officer








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